The Company

Redwood MicroCap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end investment company.

Shares of the Fund are bought and sold over-the-counter on the Bulletin Board under the symbol "RWMC". All, or nearly all, capital gains and dividends are reinvested in the Fund.


Dear Shareholder:

During our fiscal year ended March 31, 2003, our Net Asset Value ("NAV") decreased 8.53% from $4,233,844 to $3,872,634. Due to additional shares issued during the year and the change in NAV, the asset value per share decreased from $1.740 per share to $1.564 per share.

Our deregistration application was filed with the Securities and Exchange Commission in January of 2002. We are hopeful the application will be reviewed and approved.

Once our deregisteration is approved by the Securities and Exchange Commission, we will be able to focus on our primary goal of building shareholder value through our majority-owned oil and gas subsidiary: TDP Energy Company.

In the interim, the board and management of Redwood continue to review opportunities to maximize shareholder value.

On behalf of the Redwood MicroCap Fund, Inc. Board of Directors, we thank you for your continued support.


John C. Power
President
Redwood MicroCap Fund, Inc.

                        INDEPENDENT AUDITORS'S REPORT

To the Board of Directors and Shareholders,
Redwood MicroCap Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Redwood MicroCap Fund, Inc. (the Fund) including the statements of investments in affiliated issuers, and capital stock and net accumulated gain as of March 31, 2003, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements of Redwood MicroCap Fund, Inc. prior to March 31, 2003, were audited by other auditors whose report dated May 15, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the March 31, 2003 financial statements referred to above present fairly, in all material respects, the financial position of Redwood MicroCap Fund, Inc. as of March 31, 2003, and the results of its operations, cash flows, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          Ehrhardt Keefe Steiner & Hottman PC

Denver, Colorado
May 14, 2003

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF MARCH 31, 2003 (c)
                                                                      VALUE(a)
-------------------------------------------------------------------------------

                           COMMON STOCK - 89.86%
SHARES

Communications - 8.99%
        153      Alta California Broadcasting, Inc. (b)............ $   605,000
                                                                   ------------
Oil & Gas - 80.85%
        575      TDP Energy Co. (b)................................   5,352,675
  1,018,500      Redwood Energy, Inc. .............................      88,304
                                                                   ------------
                                                                      5,440,979
                                                                   ------------
Real Estate - 0.02%
    546,457      Wyoming Resorts, LLC (b)..........................           -
        150      Napa Canyon, LLC (b)..............................       1,500
    215,000      Montana Resorts, LLC...............................          -
                                                                   ------------
                                                                          1,500
                                                                   ------------
TOTAL COMMON STOCKS................................................   6,047,479


                      MISCELLANEOUS INVESTMENTS - 10.14%

PRINCIPAL         Advances to Affiliates

 $1,619,600      Wyoming Resorts, LLC...............................   422,344
    387,431      POW Associates, LLC................................   260,123
Total                                                                ---------
                                                                       682,467
                                                                     ---------
Total Investments in Common Stock and Miscellaneous
  Investments of Affiliated Issuers (cost $5,020,207)........      $ 6,729,946
                                                                    ----------
Total Investments In Securities of Affiliated
  Issuers (cost $5,020,207).....................    173.78%          6,729,946
                                                    -------         ----------
Total Investments ..............................    173.78%          6,729,946
Other Liabilities, Net of Assets................    (73.78)         (2,857,312)
                                                  ---------        ------------
TOTAL NET ASSETS...............................     100.00%        $ 3,872,634
                                                  ---------        ------------


(a) See Notes 1 and 2 to the financial statements. Securities are valued at their estimated fair values as determined by the Board of Directors in the absence of readily ascertainable market values.
(b)  Restricted security, see Note 2 to the financial statements.
(c)  See Note 3 to the financial statements.






      See notes to financial statements and report of independent auditors.

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2003
--------------------------------------------------------
ASSETS
------
Investments in Securities:
Investments in securities of affiliated
  issuers (identified cost $3,013,176) (Notes 2, 3 and 6)....       $ 6,047,479

Advances to affiliates  (identified cost of $2,007,031)
(Notes 3 and 5)                                                         682,467
                                                                   ------------
Total ..........................................................      6,729,946

Cash and cash equivalents.......................................          6,865

Other assets....................................................          7,329
                                                                   ------------
Total...........................................................    $ 6,744,140
                                                                   ------------
LIABILITIES AND NET ASSETS

Accounts payable and other liabilities..........................         28,242
Notes and interest payable to affiliates  (Note 6)..............      2,347,264
Deferred income tax liability  (Note 4).........................        496,000
                                                                   ------------
Total...........................................................      2,871,506
                                                                   ------------
Commitments and Contingencies  (Notes 7 and 8)

Net Assets......................................................    $ 3,872,634
                                                                   ============

Net Asset Value Per Share.......................................        $ 1,564
                                                                   ============

STATEMENT OF CAPITAL STOCK AND NET ACCUMULATED GAIN
AS OF MARCH 31, 2003

Common Stock, $.001 par value, 500,000,000
  shares authorized, 2,476,015 issued and outstanding                $    2,476
                                                                  -------------
Additional paid-in capital......................................      2,079,471
                                                                  -------------
Net Accumulated Gain:
Net investment loss.............................................     (2,873,613)
Accumulated net realized gain...................................      4,121,562
Net unrealized appreciation of investments......................        542,738
                                                                  -------------
Net accumulated gain............................................      1,790,687
                                                                  -------------
Total Capital Stock and Accumulated Gain........................    $ 3,872,634
                                                                  =============

     See notes to financial statements and report of independent auditors.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2003
---------------------------------------------------------

Investment Income:
Consulting income from affiliated companies....................    $    242,500
Interest income from affiliated company (Note 5)...............          10,124
                                                                    -----------
Total..........................................................         252,624
                                                                    -----------
Expenses:
Salaries........................................................        133,984
Interest........................................................        175,730
Audit and accounting fees.......................................         66,248
Legal fees......................................................          3,537
Telephone and telefax...........................................          8,409
Insurance.......................................................         21,032
Office..........................................................          8,567
Other...........................................................          3,699
Travel..........................................................          9,855
Reports to shareholders.........................................          3,156
Outside services................................................          9,071
Custodian fees..................................................            613
                                                                     ----------
Total...........................................................        443,901
                                                                     -----------
Net Investment Loss.............................................       (191,277)
                                                                     -----------
Loss on Investments:
Unrealized depreciation of investments ..........................      (903,501)
Realized loss on sale of investments.............................       (25,983)
                                                                     -----------
Net Loss on Investments..........................................      (929,484)
                                                                     -----------
Net Decrease in Net Assets From Operations Before
  Income Tax Benefit..............................................   (1,120,761)

Income Tax Benefit  (Note 4)......................................      685,751
                                                                     -----------
Net Decrease in Net Assets From Operations........................   $ (435,010)
                                                                     ===========




     See notes to financial statements and report of independent auditors.

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED MARCH 31, 2003
---------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations......................      $(435,010)
Adjustments to reconcile net increase in net assets to
  cash used in operating activities:
    Realized loss on investments................................         25,982
    Unrealized depreciation of investments......................        173,057
    Unrealized depreciation on note receivable - affiliate......        730,444
    Deferred income taxes.......................................       (418,000)
   Change in Other assets and liabilities.......................        (19,442)
                                                                      ---------
  Net cash provided by operating activities.....................         57,031
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of investments.....................................       (215,000)
    Advances to affiliates......................................       (410,531)
    Repayments of advances to affiliates........................         35,000
                                                                     ----------
  Net cash used in investing activities.........................       (590,531)
                                                                     ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Advances from affiliates.....................................       539,222
                                                                     ----------
  Net cash provided by financing activities......................       539,222
                                                                     ----------
NET INCREASE IN CASH AND CASH EQUIVALENTS........................         5,722

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR.....................         1,143
                                                                     ----------
CASH AND CASH EQUIVALENTS, END OF YEAR........................... $       6,865
                                                                     ==========
Supplemental Disclosure of Cash Flow Information:

    Cash paid for interest ...................................... $     101,930
                                                                     ==========
Non-Cash Investing Activities:

    Stock issued to repay notes payable to affiliate............. $      73,800
                                                                     ==========
    Proceeds from sale of investments applied against
     accounts payable............................................ $      20,000
                                                                     ==========


     See notes to financial statements and report of independent auditors.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2003 AND 2002
                                                     2003                2002
From Operations:
Net investment loss................................$(191,277)         $ (23,259)
Net realized loss from investment transactions.....  (25,983)                --
Net decrease in unrealized appreciation
  of investments................................... (903,501)           (29,795)
Income tax benefit ................................  685,751             19,688
                                                    ---------        ----------
Net decrease in net assets from operations........  (435,010)           (33,366)
  Capital share transactions......                    73,800             37,001
                                                    --------         ----------
Net increase in net assets......................... (361,210)             3,635
Net Assets-beginning of year.......................4,233,844          4,230,209
                                                   ---------          ---------
Net Assets-end of year............................$3,872,634         $4,233,844
                                                   ---------         ----------


      See notes to financial statements and report of independent auditors.

NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Redwood MicroCap Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The Fund invests in a broad range of small speculative securities which are considered restricted securities or are traded in the over-the-counter market. The Fund's investments are in the communications, oil and gas and hospitality industries. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

The Fund has applied to the Securities and Exchange Commission for an order declaring it has ceased to be an investment company. The Commission has not ruled on the Fund's application.

Investment Valuation - Investments in securities traded on national exchanges and NASDAQ are valued at last reported sales prices. Investments in securities traded in the over-the-counter market on the electronic bulletin board or pink sheets are valued at the quoted bid as obtained from NASDAQ or at the quoted bid prices from the brokers that make markets in such securities, on the last business day of the period. Investments in restricted securities, as well as certain thinly-traded securities and advances to affiliates, are valued at their estimated fair value as determined in good faith under procedures established by and under the direction of the Fund's Board of Directors.

Income Taxes - The Fund has not elected to be treated for Federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

The Fund accounting for income taxes in accordance with the Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes". Under SFAS 109, a current or deferred tax liability or asset is recognized for timing differences which exist in the recognition of certain income and expense items for financial statement reporting purposes in periods different than for income tax reporting purposes. The provision for income taxes is based on the amount of current and deferred income taxes payable or refundable at the date of the financial statements as measured by the provisions of current tax laws.

Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on a first-in, first-out basis.

All of the Fund's equity securities as of March 31, 2003 are non-income producing securities.

Statement of Cash Flows - The Fund considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates - The preparation of the Fund's financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those significant estimates.

2.  RESTRICTED AND THINLY TRADED SECURITIES

Restricted securities are those securities which have been acquired from an issuer without registration under the Securities Act of 1933. Restricted securities generally cannot be sold by the Fund except pursuant to an effective registration or in compliance with Rule 144 of the Securities Act of 1933. The following schedule provides certain information with respect to restricted securities held by the Fund as of March 31, 2003. These securities comprised 154% of the Fund's net assets at such time:

                                    Date of                                Fair
Description                         Acquisition            Cost           Value

Alta California Broadcasting, Inc.  January 1,1999      $ 743,615     $ 605,000
Napa Canyon, LLC                    September 7, 2001         500         1,500
TDP Energy Company                  December 22, 1993   1,301,621     5,352,675
Wyoming Resorts, LLC                January 4 1999        546,457             -
Montana Resorts, LLC                March 31,2003         215,000             -
                                                        ---------     ---------
Total                                                 $ 2,807,193   $ 5,959,175
                                                        =========     =========

The  Fund  has  no  right  to  require   registration  of  the  above-restricted
securities. As of March 31, 2002, the Fund's investments in restricted securities comprised approximately 89% of the value of its total assets.

Valuations for the restricted securities as well as certain thinly traded securities and advances to affiliates, have been determined in good faith by the Fund's Board of Directors, in the absence of readily ascertainable market values. Such investments were valued at $6,729,946 as of March 31, 2003, representing 174% of net assets. Because of the inherent subjectivity of these values, it is reasonably possible that a material change in such valuations could occur in the near term.

3.  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS

As of March 31, 2003, the Fund holds either an indirect or direct ownership of 5% or more of the following securities:
                                                            Purchases & Advances
                                                      Fair     During the Year
Description                       Cost               Value  Ended March 31, 2003

Common Stock:
  Redwood Energy Inc.           $ 205,983         $   88,304       $          -
  TDP Energy Company            1,301,621          5,352,675                  -
  Alta California
      Broadcasting, Inc.          743,615            605,000                  -
  Wyoming Resorts LLC.            546,457                  -                  -
  Napa Canyon, LLC                    500              1,500                  -
  Montana Resorts, LLC            215,000                  -       $    215,000
                                 --------         ----------
                                3,013,176          6,047,479
                              -----------         ----------
Advances to Affiliates:
  Wyoming Resorts, LLC          1,619,600            422,344       $     23,100
  POW Associates, LLC             387,431            260,123            387,431
                              -----------         -----------
                                2,007,031            682,467
                              -----------         -----------
Total                        $ 5,020,207         $ 6,729,946
                              -----------         -----------

4.  INCOME TAXES

The income tax benefit for the year ended March 31, 2003 consists a deferred tax benefit of $418,000 and a current tax benefit of $267,751.

The following summary reconciles income taxes computed at the federal statutory rate with the income tax provision.

Federal income tax benefit computed at the statutory rate       $  136,000
Net state income tax benefit                                        13,000
Benefit from net operating losses                                  106,000
Appreciation of net realizable value of investments                163,000
Refundable income taxes and other                                  267,751
                                                                ----------
Income tax benefit                                              $  685,751
                                                                ==========

Deferred income taxes at March 31, 2003 consist of the following:

Deferred tax asset - NOL carryforward                           $  255,000
Deferred tax liability - unrealized gains on investment           (751,000)
                                                                ----------
Net deferred tax liability                                      $ (496,000)
                                                                ----------

The NOL carryforward of approximately $685,000, respectively, expire through 2022.

5.  TRANSACTIONS WITH AFFILIATES

During 2003, the Fund made advances to affiliated companies. At March 31, 2003, the Fund had outstanding advances receivable from Wyoming Resorts, LLC of $1,619,600 which has been reduced by a valuation allowance of $1,197,256, and accordingly is reflected in the accompanying financial statements at $422,344. The advances bear interest at 8%, through March 31, 2003 and 10% thereafter. Principal and interest are due March 31, 2004.

The Fund also had outstanding advances receivable from POW Associates, LLC of $387,431, which has been reduced by an allowance of $127,308 and is reflected in the accompanying financial statements at $260,123. The advances bear interest at 12%. Principal and interest are due on December 31, 2004.

6.   NOTES PAYABLE TO AFFILIATES

Notes payable consist of the following:

Note payable in the amount of $1,230,000 to an officer of TDP Energy Company. The note bears interest at 6% per annum through March 31, 2006. Interest accrued on this note at March 31, 2003 was $36,799. Interest is payable semi-annually in shares of the Fund based on the fair market value of the Fund's shares at the time the interest payment is due. No interest accrues on the note from April 1, 2006 through the note's maturity date of April 1, 2016. The principal amount outstanding on the note may be converted at anytime after March 31, 2003, at the option of the note holder, into fully paid and non-assessable shares of common stock of the Fund at $1.71 per share, subject to adjustments provided in the note agreement. The note is secured by capital stock of TDP Energy Company.

Note payable in the amount of $879,565 to Napa Canyon, LLC. The note bears interest at 12% and is payable on demand.

Note payable in the amount of $200,900 to Alta California Broadcasting, Inc. The note bears interest at 12% and is payable on demand.

7.   COMMITMENTS AND CONTINGENCIES

As of March 31, 2003, the Fund has guaranteed a loan between Wyoming Resorts, LLC, an affiliate, and a bank. The loan has an outstanding principal balance of $926,740 at March 31, 2003.

In March 2000, the Fund guaranteed a loan between Capell Valley Vineyards LLC, an affiliate of Wyoming Resorts LLC and a financial institution. The amount outstanding at March 31, 2003 is $2,520,650. During 2003, the loan was amended to allow borrowings up to $3,200,000.

The Fund has guaranteed a lease between Four Rivers Broadcasting, Inc., a former affiliate, and an equipment leasing company. The lease requires 36 monthly payments of $1,740 plus tax each month and began June 15, 2000.

A minority shareholder of TDP Energy Company filed a shareholder derivative action against the Company. The minority shareholder complaint alleges breach of fiduciary duties, mis-management and misappropriation of assets. The case is in the discovery stage; however, Management believes the case is without merit and will vigorously contest the action. The Company is not able to estimate the amount of loss, if any, as a result of this action

In the normal course of business, the Company is party to litigation from to time. The Company maintains insurance to cover certain actions and believes that resolution of such litigation will not have a material adverse effect on the Company.

8.  SECURITIES AND EXCHANGE COMMISSION PROCEEDINGS

Pursuant to an examination of the Fund by the Securities and Exchange Commission
(SEC), the SEC issued a letter in September, 1999 to the Fund identifying various asserted deficiencies and violations of rules and regulations. The Fund reviewed the asserted deficiencies and violations and filed its response with the SEC. The Fund's management does not believe that the outcome of these matters will have a material impact on the Fund's financial condition or operations. However, the ultimate outcome of these matters is not determinable at this time.

On June 1, 1998, the Securities and Exchange Commission issued an Order Instituting Proceedings alleging, among other things, that John C. Power, the Fund's president, violated Section 10(b) of the Securities Exchange Act of 1934, Rule 10b-5 promulgated thereunder, by participating in a manipulation through his personal account of the market for stock in Premier Concepts, Inc. from approximately June, 1994 through December, 1994. On March 9, 2001, an Initial Decision was issued in which it was determined that Mr. Power had engaged in the conduct alleged. The only sanction imposed was an order requiring him to cease and desist from committing or causing any violations or future violations of
Section 10(b) of the Exchange Act, and Rule 10b-5 promulgated thereunder. On March 29, 2001, Mr. Power petitioned the Commission for review of the Initial Decision. That Petition was granted on April 10, 2001. The petition for Review has been fully briefed, and the matter is still pending.





                       End of notes to financial statements

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                       ----For the Years Ended March 31----

                                      2003      2002     2001     2000     1999
Per Share: (1)
Income from investments........     $ .102    $ .170   $ .005   $ .110   $ .037
Expenses.......................      (.179)    (.180)   (.128)   (.127)   (.190)
                                     -----     ------   -----    -----    -----
Net investment loss                  (.077)    (.010)   (.123)   (.017)   (.153)
Net realized gain (loss) and net
 change in unrealized appreciation
 of investments . . . . . . .        (.376)    (.012)   1.084    (.153)   (.191)
(Provision) credit for
  income taxes.................       .277      .008    (.281)    .069     .136
Distribution to shareholders . .         -         -    (.253)       -        -
Purchase of treasury stock               -         -        -        -     .005
                                     -----      -----   -----    -----    -----
Net increase (decrease) in net
 asset value...................      (.176)    (.014)    .427   (.101)    (.203)

Net asset value:
Beginning of period............      1.740     1.754    1.327   1.428     1.631
                                     -----     -----    -----   -----     -----
End of period..................     $1.564    $1.740   $1.754  $1.327   $ 1.428
                                    ======    ======    =====   =====     =====

Total investment return (2)         (13.28)%   (0.77)%  51.24%  (7.07)% (12.75)%

Ratios:
Expenses to average net assets      10.84%    10.18%    8.36%   8.57%     12.33%
Expenses to income.............    175.49%   105.61% 2801.54% 115.90%    511.63%

Net investment loss to
  average net assets  . . . .      (4.66)%    (0.54)%  (8.06)%  (1.18)%  (9.92)%
Portfolio turnover rate (3)         0.77 %     0.34%   27.12%   15.91%   57.84%

(1)  Selected data for a share of capital stock outstanding throughout the year.

(2)  Based on the  change  in net  asset  value  (exclusive  of  treasury  stock
     transactions  and  distributions).   The  Fund  does  not  believe  that  a
     presentation based on changes in the market value of the Funds' common stock is appropriate considering the limited market for its stock.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales/maturities of investment securities and promissory notes (excluding short-term securities and notes) for the year ended March 31, 2003, were $215,000 and $45,938, respectively.

CORPORATE INFORMATION
---------------------

Officers and Directors
John C. Power, President, Treasurer and Director
R. Stanley Pittman, Secretary
Peter L. Hirschburg, Director
Joseph O. Smith, Director

Corporate Headquarters
REDWOOD MICROCAP FUND, INC.
6180 Lehman Drive, Suite 103
Colorado Springs, CO  80918 - 3415
(719) 593-2111

Custodian of Portfolio Securities
US Bank

Stock Transfer Agent
Computershare Trust Company, Inc.
P.O. Box 1596
Denver, CO  80201

Independent Auditors
Ehrhardt Keefe Steiner & Hottman PC
7979 E. Tufts Avenue, Suite 400
Denver, CO  80237-2843

Counsel
Clifford L. Neuman, P.C.
Temple-Bowron House
1507 Pine Street
Boulder, Colorado 80302

Stocks held in "street name"
Redwood MicroCap Fund, Inc. maintains a mailing list to assure that stockholders whose stock is not held in their own name, and other interested persons, receive financial information on a timely basis. If you would like your name to be added to this list, please send your request to:

Investor Relations
Redwood MicroCap Fund, Inc.
6180 Lehman Drive, Suite 103
Colorado Springs, CO 80918-1418

Common Stock
Listed: Over-the-Counter market, electronic bulletin board symbol "RWMC"










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                       Redwood MicroCap Fund, Inc.


                          2003 ANNUAL REPORT